THE  SECURITIES  REPRESENTED  BY THIS  NOTE HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR
SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

                           CONVERTIBLE PROMISSORY NOTE

U. S. $76,635.34                                      DATE: DECEMBER 31, 1999


         PROFORMANCE RESEARCH ORGANIZATION, INC., a Delaware corporation (the "COMPANY"), is indebted for accrued wages in the calendar year 1999 and, for value received, promises to pay to the order of WILLIAM D. LEARY (the "HOLDER") on or before January 1, 2003 (the "MATURITY DATE"), (unless this Note shall have been sooner converted as herein provided), upon presentation of this Note, SEVENTY-SIX THOUSAND SIX HUNDRED THIRTY-FIVE DOLLARS AND THIRTY-FOUR CENTS ($76,635.34) (the "PRINCIPAL AMOUNT") and to pay interest on the Principal Amount at the rate of EIGHT PERCENT (8%) per annum as provided herein.

         The Company and Holder agree as follows:

         1. INTEREST. Interest shall accrue on the Principal Amount at the rate indicated above and shall be due and payable until the Principal Amount is paid in full. All accrued and unpaid interest shall be payable on the Maturity Date. All payments of principal and interest shall be made at Holder's address shown below, or at such other place as may be designated by the Holder hereof.

         2. PREPAYMENT. The Company may pay this Note at any time prior to the Maturity Date without penalty by paying the Holder the Principal Amount and Interest accrued to the date of payment.

         3. CONVERSION. The Holder shall have the option of converting this Note into Seventy-Six Thousand Six Hundred Thirty-Five (76,635) shares of the Company's Common stock at a price of $1.00 per share. The Company shall file a registration statement under the Securities Act of 1933 covering such shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such shares, not to exceed nine (9) months. The Company shall notify the Holder of the effectiveness of the registration statement. Upon such conversion, the Principal Amount of this Note shall be deemed to be paid in full. The Company shall pay all documentary, stamp or other transactional taxes and charges attributable to the issuance or delivery of shares of stock of the Company upon conversion; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the record Holder of this Note. The Company shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares of Common Stock sufficient to effect the conversion of this Note, should Holder so elect to convert.

                  3.1 CONVERSION OF UNPAID, ACCRUED INTEREST. Upon conversion of this Note as set forth in section 3 above, if there remains any unpaid interest on the Principal Amount, Holder agrees to convert any unpaid, accrued interest into Common Stock of the Company, at the rate of $1.00 per share. For purposes of calculating the number of Shares convertible hereunder, the number of shares shall be adjusted to the nearest whole share (with one-half share rounded up to the next whole share).

         4. OPTIONAL REDEMPTION. The Holder may, at such Holder's option, require the Corporation to redeem this Note in whole or in part upon any of the first two anniversary dates of this Note, I.E. January 1, 2001 and January 1, 2002. The Holder may exercise such option to have any portion of this Note redeemed on such an anniversary by giving the Corporation written notice at least 90 days in advance of such anniversary date, and by presenting this Note for cancellation or modification, if applicable.

                  4.1 DEFAULT. Upon the occurrence of nonpayment by the Company when due of principal and interest as provided in this Note ("Default"), Holder shall be entitled to receive one (1) share of the Company's Common Stock for every one hundred dollars ($100.00) per month for each month that this Note remains in Default.

         5. TRANSFER. This Note shall be transferred on the books of the Company only by the registered Holder hereof or by his or her attorney duly authorized in writing or by delivery to the Company of a duly executed document of assignment. The Company shall be entitled to treat any holder of record of the Note as the Holder-in-Fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the Laws of Colorado.

         6.       SECURITY.  This Note is not secured.

         7. GOVERNING LAW AND VENUE. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, or, where applicable, the laws of the United States. Holder agrees and consents that any action, suit or proceeding arising out of this Note shall be brought in any appropriate court in the State of Colorado, including the United States District for the District of Colorado, or in any other court having jurisdiction over the subject matter.

         Holder represents that he has such knowledge and experience in financial and business matters so as to enable Holder to utilize the information made available to it in connection with this transaction in order to evaluate the merits and risks. Holder acknowledges that he can bear the economic risk of its investment.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal and the Holder agrees to the terms hereof.

COMPANY:

PROFORMANCE RESEARCH ORGANIZATION, INC.



By:      /S/ ROBERT B. LANGE
         ---------------------------------------
         Robert B. Lange, Secretary

                                        HOLDER:

                                        /S/ WILLIAM D. LEARY
                                        ----------------------------------------
                                        William D. Leary
                                        5150 Quaker Street
                                        Golden, CO   80403


                                 ACKNOWLEDGMENT

         William D. Leary, the President and Chief Executive Office of Proformance Research Organization, Inc. hereby acknowledges that to the best of his information and belief, Proformance Research Organization, Inc. is indebted to him as of December 31, 1999 in the amount of $76,635.34 for accrued wages during the year 1999, and hereby executes the within Convertible Promissory Note in lieu of payment of the indebtedness.


                                        /S/ WILLIAM D. LEARY           12-31-99
                                        ----------------------------------------
                                        William D. Leary                   Date

        AMENDMENT TO CONVERTIBLE PROMISSORY NOTE DATED DECEMBER 31, 1999

Debtor:           Proformance Research Organization, Inc./PROform golf, Inc.
                  5335 West 48th Avenue, Suite 200
                  Denver, Colorado 80212

Noteholder:       William D. Leary

Date:             July 26, 2000

I. WHEREAS, the Debtor and the Noteholder have executed a Convertible Promissory Note dated December 31, 1999 (the "Promissory Note").

II. WHEREAS, the terms of the Promissory Note state that the note shall automatically convert (the "Automatic Conversion Provision") on the date the Debtor's registration statement is declared effective by the Securities and Exchange Commission.

III. WHEREAS, the Noteholder and the Debtor have agreed to amend the terms of the Promissory Note to remove the Automatic Conversion Provision and replace it with a provision allowing the Noteholder to convert the Promissory Note on demand.

NOW, THEREFORE, BE IT:

IV. RESOLVED, that in consideration of removal of the Automatic Conversion Provision the Promissory Note, the Debtor agrees to grant the Noteholder the right to convert the Promissory Note, at any time, into shares of the Debtor's common stock as set forth in this Amendment.

V. RESOLVED, that paragraph 3 of the Promissory Note is hereby amended in its entirety as follows:

         3. CONVERSION. The Holder shall have the option, at any time, of converting this Note into Seventy-Six Thousand Six Hundred Thirty-Five (76,635) shares of the Company's Common stock at a price of $1.00 per share. Upon such conversion, the Principal Amount of this Note shall be deemed to be paid in full. The Company shall pay all documentary, stamp or other transactional taxes and charges attributable to the issuance or delivery of shares of stock of the Company upon conversion; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of this Note. The Company shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares of Common Stock sufficient to effect the conversion of this Note, should Holder so elect to convert.

VI. RESOLVED, that this amendment shall be effective as of July 26, 2000.

IN WITNESS WHEREOF, the Debtor has caused this Amendment to be duly executed under its corporate seal and the Noteholder agrees to the terms hereof.

DEBTOR:

PROFORMANCE REASEARCH ORGANIZATION, INC/PROFORM GOLF, INC.


By:      /S/ WILLIAM D. LEARY
         --------------------------------
         William D. Leary, President


NOTEHOLDER:



/S/ WILLIAM D. LEARY
------------------------
William D. Leary